406 *P4

                       SUPPLEMENT DATED DECEMBER 18, 1998
                              TO THE PROSPECTUS OF
                           TEMPLETON GLOBAL BOND FUND
                              dated January 1, 1998

The prospectus is amended as follows:
I. The section "Who Manages the Fund? - Portfolio Management" is revised as follows:

  (a) The Fund's lead portfolio manager since November 1998 is Neil S. Devlin;
  (b) Thomas J. Dickson and Dr. Umran Demirors have secondary portfolio management responsibilities for the Fund;
  (c) and the following is added to  the end of the second paragraph:
      Dr. Demirors is a vice president of Templeton Global Bond Managers, a division of Investment Counsel. Dr. Demirors holds a Ph.D. and an MA in economics from New York University, and a BA in economics from Bursa Academy of Economics and Business Administration in Turkey. Prior to joining the Templeton organization in 1996, Dr. Demirors was a principal and portfolio manager for Socimer Advisory Inc. in New York. Before joining Socimer Advisory Inc., Dr. Demirors was the head of research and strategy at Vestcor Partners Group in Miami. Currently, Dr. Demirors co-directs the fixed income process and manages several emerging markets fixed income portfolios.

II. The minimum investments table in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

                                                                     MINIMUM
                                                                   INVESTMENTS
-------------------------------------------------------------------------------
  To open a regular, non-retirement account                           $1,000
  To open an IRA, IRA Rollover, Roth IRA, or Education IRA            $  250*
  To open a custodial account for a minor (an UGMA/UTMA account)      $  100
  To open an account with an automatic investment plan                $   50**
  To add to an account                                                $   50***

    *For all other retirement accounts, there is no minimum investment requirement.
   **$25 for an Education IRA.
  ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or
     Education IRAs, there is no minimum to add to an account.

For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

III. The following paragraph is added to the end of the section "Group Purchases
- Class I Only," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

     A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.


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IV. The following new category 7 is added to the end of the first list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

  7. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

V. The following new category 12 is added to the end of the second list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

  12. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

VI. The section "Retirement Plans," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," is replaced in its entirety with the following:

  RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
  (iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

  For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

  Any retirement plan that does not meet the requirements to buy Class I shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

VII. The first paragraph under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?" is replaced with the following:

  You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.


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VIII. The sections "Contingent Deferred Sales Charge - Class I" and "Contingent
Deferred Sales Charge - Class II," found under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?", are replaced with the following:

  CONTINGENT DEFERRED SALES CHARGE. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

  If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

IX. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

  /bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% ofyour Fund shares.

X.The following replaces the second paragraph under "How Do I Sell Shares? -
  Contingent Deferred Sales Charge":

     Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

XI. Distribution option 3 in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

  3. RECEIVE DISTRIBUTIONS IN CASH - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

XII. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

  KEEPING YOUR ACCOUNT OPEN

  Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

XIII. The second sentence in the section "Services to Help You Manage Your Account - Automatic Investment Plan" is replaced with the following:

  Under the plan, you can have money transferred automatically from your checking or savings account to the Fund each month to buy additional shares.


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XIV. The second paragraph under "Services to Help You Manage Your Account -
Systematic Withdrawal Plan" is replaced with the following:

  If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

XV. The following new section is added after the section "Services to Help You Manage Your Account - Systematic Withdrawal Plan":

  ELECTRONIC FUND TRANSFERS

  You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

XVI. The following definitions are revised or added, as applicable, to the Useful Terms and Definitions" section:

     CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month. SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code

XVII. The following paragraphs are added to the end of the section "What Are the Risks of Investing in the Fund?":

     EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on th business or financial condition of European issuers which a fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Resources has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, the investment manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the euro issue.

                Please keep this supplement for future reference.

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